Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Insurance Portfolio

May 31, 2021

PRC-QTLY-0721
1.802178.117

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Capital Markets - 3.1%
Asset Management & Custody Banks - 3.1%
Apollo Global Management LLC Class A	46,344	$2,657,365
Ares Management Corp.	49,314	2,721,147
BlackRock, Inc. Class A	1,300	1,140,152
		6,518,664
Consumer Finance - 0.6%
Consumer Finance - 0.6%
OneMain Holdings, Inc.	21,800	1,260,912
Diversified Financial Services - 4.7%
Multi-Sector Holdings - 3.0%
Berkshire Hathaway, Inc. Class B (a)	22,000	6,367,680
Other Diversified Financial Services - 1.7%
Voya Financial, Inc.	54,900	3,597,048

TOTAL DIVERSIFIED FINANCIAL SERVICES		9,964,728

Insurance - 91.1%
Insurance Brokers - 23.3%
Aon PLC	27,200	6,891,664
Arthur J. Gallagher & Co.	63,900	9,368,379
Brown & Brown, Inc.	92,300	4,847,596
Marsh & McLennan Companies, Inc.	127,400	17,625,790
Willis Towers Watson PLC	41,028	10,723,078
		49,456,507
Life & Health Insurance - 15.9%
AFLAC, Inc.	51,600	2,924,688
Athene Holding Ltd. (a)	35,600	2,229,628
CNO Financial Group, Inc.	103,700	2,754,272
Globe Life, Inc.	25,700	2,709,294
MetLife, Inc.	146,875	9,599,750
Primerica, Inc.	21,800	3,536,178
Principal Financial Group, Inc.	60,400	3,949,556
Prudential Financial, Inc.	47,889	5,122,686
Prudential PLC	35,800	761,732
		33,587,784
Multi-Line Insurance - 13.6%
American Financial Group, Inc.	200	26,612
American International Group, Inc.	263,150	13,904,846
Assurant, Inc.	16,300	2,626,745
China Pacific Insurance (Group) Co. Ltd. (H Shares)	161,800	613,976
Hartford Financial Services Group, Inc.	165,800	10,835,030
Zurich Insurance Group Ltd.	2,116	889,992
		28,897,201
Property & Casualty Insurance - 35.0%
Allstate Corp.	81,600	11,147,376
Arch Capital Group Ltd. (a)	100,400	4,004,956
Assured Guaranty Ltd.	64,100	3,053,083
Chubb Ltd.	113,605	19,311,713
Cincinnati Financial Corp.	10,800	1,314,468
Fidelity National Financial, Inc.	35,300	1,658,747
First American Financial Corp.	35,800	2,302,298
Loews Corp.	55,200	3,222,576
Markel Corp. (a)	1,820	2,230,392
Mercury General Corp.	200	12,720
Progressive Corp.	89,200	8,837,936
The Travelers Companies, Inc.	107,300	17,135,810
		74,232,075
Reinsurance - 3.3%
Everest Re Group Ltd.	3,300	857,868
Maiden Holdings Ltd. (a)	400	1,408
Reinsurance Group of America, Inc.	47,900	6,036,837
		6,896,113

TOTAL INSURANCE		193,069,680

TOTAL COMMON STOCKS
(Cost $98,761,846)		210,813,984

Nonconvertible Preferred Stocks - 0.0%
Insurance - 0.0%
Life & Health Insurance - 0.0%
Globe Life, Inc. 6.125%
(Cost $73,591)	2,959	75,810

Money Market Funds - 0.3%
Fidelity Cash Central Fund 0.03% (b)	548,850	548,959
Fidelity Securities Lending Cash Central Fund 0.03% (b)(c)	0	0
TOTAL MONEY MARKET FUNDS
(Cost $548,959)		548,959
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $99,384,396)		211,438,753
NET OTHER ASSETS (LIABILITIES) - 0.2%		319,206
NET ASSETS - 100%		$211,757,959

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$134
Fidelity Securities Lending Cash Central Fund	102
Total	$236

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.